CLAYMORE EXCHANGE-TRADED FUND TRUST
                      Claymore/Zacks Dividend Rotation ETF

                                      and

                     CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                      Claymore/Zacks Country Rotation ETF
     Claymore/Beacon Global Exchanges, Brokers & Assets Managers Index ETF
                  Claymore/Robb Report Global Luxury Index ETF


  SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND STATEMENT OF ADDITIONAL
              INFORMATION (THE "SAI") FOR THE ABOVE LISTED FUNDS:


Claymore Advisors, LLC, the Trusts' investment adviser, announced today that it will close the Claymore/Zacks Dividend Rotation ETF, Claymore/Zacks Country Rotation ETF, Claymore/Beacon Global Exchanges, Brokers & Assets Managers Index ETF and Claymore/Robb Report Global Luxury Index ETF (collectively, the "Funds") to new investment on September 10, 2010. The Funds will be liquidated on or about September 17, 2010. Shareholders of record remaining on September 17, 2010 will receive cash at the net asset value of their shares as of September 17, 2010, which will include any capital gains and dividends as of this date. The Funds' Board of Trustees determined that closing the Funds was in the best interests of the Funds and the Funds' shareholders.

September 10, 2010 will be the last day of trading in the Funds on the NYSE Arca, Inc. (the "NYSE Arca"). The NYSE Arca will halt trading in the Funds before the open of trading on September 13, 2010. From September 13, 2010 through September 17, 2010, the Funds will be in the process of closing down and liquidating their portfolios. This process will result in the Funds not tracking their underlying indexes and their cash holdings increasing, which may not be consistent with the Funds' investment objectives and strategies.

Shareholders may sell their holdings prior to September 13, 2010, incurring a transaction fee from their broker-dealer. From September 13, 2010 through September 17, 2010, shareholders may be able to sell their shares to certain broker-dealers, but there can be no assurance that there will be a market for the Funds. All shareholders remaining on September 17, 2010 will receive cash at the net asset value of their shares as of September 17, 2010, which will include any capital gains and dividends into the cash portion of their brokerage accounts. While Fund shareholders remaining on September 17, 2010 will not incur transaction fees, the NAV of the Funds will reflect the costs of closing the Funds.

Shareholders can call 1-800-345-7999 for additional information.

                      CLAYMORE EXCHANGE-TRADED FUND TRUST
                     CLAYMORE EXCHANGE-TRADED FUND TRUST 2
                           2455 Corporate West Drive
                             Lisle, Illinois 60532

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


August 13, 2010                                        ETF-IROCROEXBROB-SUP81310